Exhibit 10.4

DIGERATI TECHNOLOGIES, INC.

UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS

May 25, 2023

The undersigned, being all of the members of the Board of Directors (the “Board”) of Digerati Technologies, Inc., a Nevada corporation (the “Corporation”), do hereby vote for, consent to, approve, and adopt the following resolutions:

WHEREAS, in 2015, the Board approved and the Corporation adopted the Digerati Technologies, Inc. 2015 Equity Compensation Plan (the “Plan”) providing for grant of options to acquire 7,500,000 shares of the common stock, par value $0.001 of the Corporation (“Common Stock”) to the directors, officers, employees and consultants of the Corporation (“Eligible Participants”);

WHEREAS, the Corporation desires to amend the Plan to allow for the grant of options to purchase up to 15,000,000 shares of Common Stock rather than 7,500,000 shares of Common Stock;

WHEREAS, certain of the options previously granted under the Plan to Eligible Participants have expired set forth on Exhibit A hereto and the Corporation desires to grant new options to those Eligible Participants;

WHEREAS, among those individuals whose options have expired is Kenneth Ryon, a long-time employee of the Corporation who passed away (“Ryon”) and whose options passed to his wife, Laura Ryon, and thereafter expired in April 2023 in accordance with their terms;

WHEREAS, in recognition and consideration of Ryon’s long-time commitment and service to the Corporation prior to his passing, the Corporation desires to grant to Laura Ryon new options along with the options being granted to the Plan participants whose options have expired as set forth on Exhibit A hereto;

WHEREAS, the Corporation desires to retire and cancel the outstanding options previously granted to and owned by certain other Eligible Participants set forth on Exhibit B hereto, and such participants desire and have agreed to do so, in exchange for the issuance to them of new options under the Plan (the “New Options”) in accordance with the provisions set forth in Sections 4(d) and 2(f) of the Plan; and

WHEREAS, the Corporation desires grant additional (new) options under the Plan to the Eligible Participants set forth on Schedule C hereto and to authorize and have available to it, for issuance upon the grant of additional options under the Plan, a sufficient number of shares of Common Stock.

NOW THEREFORE, BE IT RESOLVED, that the Corporation amend the Plan to permit the grant of options to acquire up to 15,000,000 shares of Common Stock thereunder;

BE IT FURTHER RESOLVED, that there be and hereby is reserved from the Corporation’s authorized and unissued shares of Common Stock, an aggregate of 15,000,000 shares of Common Stock for issuance upon exercise of options under and in accordance with the Plan; and

BE IT FURTHER RESOLVED, that following amendment, the Corporation be and hereby is: (a) authorized to issue, and does hereby issue, options to purchase shares of Common Stock to the Eligible Employees whose options have expired; (b) authorized to retire and cancel, and does hereby retire and cancel, the outstanding options previously granted to and owned by the other Eligible Participants and is authorized to issue, and does hereby issue, the New Options in exchange therefor to such Eligible Employees; and (c) authorized to grant options to purchase shares of Common Stock, and does hereby grant, to Arthur Smith, Antonio Estrada, Jr., Craig Clement, and Maxwell Polinsky, each an Eligible Employee, in each instance listed in (a) through (c) above, in the respective amounts, at the respective exercise prices, and on such other terms as set forth on Exhibit D hereto under and in accordance with the Plan;

BE IT FURTHER RESOLVED, that following the amendment, in recognition and consideration of Ryon’s long-time commitment and service to the Corporation prior to his passing, the Corporation is hereby authorized to issue to Laura Ryon options to purchase shares of Common Stock along with the options being issued to the Eligible Participants whose options have expired;

BE IT FURTHER RESOLVED, the shares of Common Stock that have not been issued and are not subject to an outstanding option, warrant, restricted stock grant or other interest under the Plan on the date hereof shall be returned to the authorized and unissued shares of the Corporation’s capital stock; and

BE IT FURTHER RESOLVED, that the Chief Executive Officer and the Chief Financial Officer be, and each of them is hereby, authorized and directed to file (or amend), as such officer deems necessary or appropriate, a registration statement on Form S-8 with the U.S. Securities and Exchange Commission relating to an additional 7,500,000 shares of Common Stock, issuable following amendment, under the Plan and an indeterminate number of interests in the Plan;

BE IT FURTHER RESOLVED, that any actions heretofore or hereafter taken by any director, officer or employee of the Corporation in connection with the subject matter of the foregoing resolutions be, and the same hereby are, ratified, confirmed and adopted by the Corporation as the acts and deeds of the Corporation as fully as if such action had been specifically approved in advance by the Board;

BE IT FURTHER RESOLVED, that: (a) this Written Consent may be signed in one or more counterparts, each of which may contain the signatures of some of the directors and all of which when taken together shall contain the signatures of all directors: (b) this Written Consent shall be considered to be a single document and any counterpart may be signed by a director and delivered to the Corporation by facsimile, portable document format or other electronic means; (c) any such signatures delivered by electronic means shall be valid and binding as fully as if an originally signed counterpart was delivered to the Corporation; and (d) each director that delivers a signature by electronic means shall provide a manually signed original counterpart of hereof upon request by any director or officer of the Corporation; and

BE IT FURTHER RESOLVED, that this Written Consent shall be effective as of the date hereof regardless of whether any signature or all signatures occur or all signatures occur before, or after such date, and all actions taken herein shall be deemed to be taken simultaneously on the date of this Written Consent.

[Remainder of page intentionally left blank; signature page(s) follow(s)]

IN WITNESS WHEREOF, the undersigned, being all of the directors of the Corporation do hereby execute this Written Consent effective as of the date first above written.

/s/ Arthur L. Smith
Arthur L. Smith

/s/ Craig K. Clement
Craig K. Clement

/s/ Maxwell A. Polinsky
Maxwell A. Polinsky

[Signature Page – Digerati Unanimous Board Written Consent – Stock Options]

EXHIBIT A

TO

UNANIMOUS WRITTEN CONSENT

OF THE BOARD OF DIRECTORS

(List of Expired Options)

Participant	Original Option Expiration Date	Number of Options/Shares
Craig K. Clement	December 1, 2022	300,000
Arthur L. Smith	December 1, 2022	300,000
Antonio Estrada Jr.	December 1, 2022	300,000
Maxwell A. Polinsky	December 1, 2022	125,000
Kathleen Keller	December 1, 2022	50, 000
Edward Manibusan	December 1, 2022	50,000
Kenneth Ryon	December 1, 2022	175,000
Ryan McDowell	December 1, 2022	40,000
Joseph Galaznik	December 1, 2022	15,000
Jennifer Crisp	May 7, 2023	50,000
Josh Reel	May 7, 2023	100,000
Deanna Benson	May 7, 2023	15,000
Christopher Lopez	May 7, 2023	10,000
Falco McPherson	May 7, 2023	15,000
Deirdre Carrington	May 7, 2023	35,000
Andrew Santos	May 7, 2023	35,000
Taylor McCain	May 7, 2023	10,000
Alfonso Ramon	May 7, 2023	10,000

EXHIBIT B

TO

UNANIMOUS WRITTEN CONSENT

OF THE BOARD OF DIRECTORS

(List of Options to be Surrendered and Canceled)

Participant	Present Expiration Date	Number of Options/Shares
Maxwell A. Polinsky,	December 14, 2023	100,000
Craig K. Clement	February 14, 2024	620,000
Arthur L. Smith	February 14, 2024	585,000
Antonio Estrada Jr.	February 14, 2024	520,000

EXHIBIT C

TO

UNANIMOUS WRITTEN CONSENT

OF THE BOARD OF DIRECTORS

(List of Proposed New Option Grants)

Participant	Vesting Start Date	Expiration Date	Exercise Price	Number of Options/Shares
Arthur Smith	June 1, 2023	December 1, 2027	$0.095	2,500,000
Antonio Estrada, Jr.	June 1, 2023	December 1, 2027	$0.095	2,500,000
Craig Clement	June 1, 2023	December 1, 2027	$0.095	447,500
Maxwell A. Polinsky	June 1, 2023	December 1, 2027	$0.095	447,500

EXHIBIT D

TO

UNANIMOUS WRITTEN CONSENT

OF THE BOARD OF DIRECTORS

(Cumulative List of all New Option Grants)

Participant	Vesting Start Date	Expiration Date	Exercise Price	Number of Options/Shares
Craig K. Clement	June 1, 2023	December 1, 2027	$0.095	300,000
Arthur L. Smith	June 1, 2023	December 1, 2027	$0.095	300,000
Antonio Estrada Jr.	June 1, 2023	December 1, 2027	$0.095	300,000
Maxwell A. Polinsky	June 1, 2023	December 1, 2027	$0.095	125,000
Kathleen Keller	June 1, 2023	December 1, 2027	$0.095	50,000
Edward Manibusan	June 1, 2023	December 1, 2027	$0.095	50,000
Laura Ryon	June 1, 2023	December 1, 2027	$0.095	175,000
Ryan McDowell	June 1, 2023	December 1, 2027	$0.095	40,000
Joseph Galaznik	June 1, 2023	December 1, 2027	$0.095	15,000
Jennifer Crisp	June 1, 2023	December 1, 2027	$0.095	50,000
Josh Reel	June 1, 2023	December 1, 2027	$0.095	100,000
Deanna Benson	June 1, 2023	December 1, 2027	$0.095	15,000
Christopher Lopez	June 1, 2023	December 1, 2027	$0.095	10,000
Falco McPherson	June 1, 2023	December 1, 2027	$0.095	15,000
Deirdre Carrington	June 1, 2023	December 1, 2027	$0.095	35,000
Andrew Santos	June 1, 2023	December 1, 2027	$0.095	35,000
Taylor McCain	June 1, 2023	December 1, 2027	$0.095	10,000
Alfonso Ramon	June 1, 2023	December 1, 2027	$0.095	10,000
Maxwell A. Polinsky,	June 1, 2023	December 1, 2027	$0.095	100,000
Craig K. Clement	June 1, 2023	December 1, 2027	$0.095	620,000
Arthur L. Smith	June 1, 2023	December 1, 2027	$0.095	585,000
Antonio Estrada Jr.	June 1, 2023	December 1, 2027	$0.095	520,000
Arthur Smith	June 1, 2023	December 1, 2027	$0.095	2,500,000
Antonio Estrada, Jr.	June 1, 2023	December 1, 2027	$0.095	2,500,000
Craig Clement	June 1, 2023	December 1, 2027	$0.095	447,500
Maxwell Polinsky	June 1, 2023	December 1, 2027	$0.095	447,500
			Total:	9,355,000